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                                                                  Exhibit 16(a)


                        CASHUK, WISEMAN, AND GOLDBERG, C.P.A.
                         3333 Camino Del Rio South, Suite 230
                             San Diego, California 92108
                                    (619-563-0145)




                               June 13, 1996



Board of Directors
Sun Harbor Financial Resources, Inc.
5001 Commercenter Drive, Suite 245
Bakersfield, California 93309

              RE: RESIGNATION AS INDEPENDENT AUDITORS
                   -----------------------------------

Gentlemen:

    Please let this letter serve as our resignation as independent auditors of Sun Harbor Financial Resources, Inc. (the "Company") effective upon your receipt of this letter.

    In connection with our resignation, we acknowledge and agree that there have been no disagreements between our firm and the Company and none are outstanding at this time.

    We have read the attached Form 8-K to be filed by the Company in connection with our resignation and we agree with the statements presented therein.

    We have enjoyed working with the Company and we appreciate your cooperation.

                             Sincerely,

                             /s/ CASHUK, WISEMAN AND GOLDBERG

                             CASHUK, WISEMAN, AND GOLDBERG


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